Exhibit 99.1

Discovery of Pharmacologically Differentiated Interleukin 15 (IL-15) Agonists Employing a Synthetic Biology Platform

Carolina E. Caffaro; Jerod L. Ptacin; Rob W. Herman; Lina Ma; David B. Chen; Nicole Acuff; Kristine M. San Jose; Kelsea Loescher; Jill Mooney; Ingrid B. Joseph; Marcos E. Milla Synthorx, Inc., La Jolla, CA

Discovery of Pharmacologically Differentiated Interleukin 15 (IL-15) Agonists Employing a Synthetic Biology PlatformCarolina E. Caffaro; Jerod L. Ptacin; Rob W. Herman; Lina Ma; David B. Chen; Nicole Acuff; Kristine M. San Jose; Kelsea Loescher; Jill Mooney; Ingrid B. Joseph; Marcos E. MillaSynthorx, Inc., La Jolla, CA

Synthorx Expanded Genetic Code Platform for Optimized BiologicsX-Y Base Pair Creates New Codons That Specifically Encode Novel Amino Acid Chemistry Into ProteinsSite-Specific Bioconjugation• Novel amino acid installation creates a dedicated, specific and stable chemical attachment site• Designed to bioconjugate moieties for improved properties: e.g. PEGSpecificity• Improved pharmacological properties through altered receptor binding Pharmacokinetics• Increased half-life• Epitope shielding through covalent and stable PEG attachment via bio-orthogonal chemistry1. doi:10.1038/nature13314.2. doi:10.1038/nature24659An X-Y Base Pair Directs the Introduction of Novel Amino Acids to Produce Therapeutic Proteins in Engineered CellsProduction System for Synthorins in E. coliX and YTPs enter via transporterNovel Amino Acid diffuses into cells; used by aminoacyl tRNA synthetase to charge X-Y tRNAsX-Y containing plasmids encode product with X-Y codon and matching X-Y tRNA geneTranslation machinery decodes mRNA with X-Y codon matches with tRNA X-Y codons to displaying anticodon introduce UAA into Synthorin proteinsIL-15 Possesses Distinct Properties in Immuno OncologyIL-15 Cis- and Trans-presentationKey DifferentiatorsIL-15 induces proliferation and survival of CD8+ T memory (Tmem) cells, activates natural killer (NK) cells, and enhances antibody-driven cellular toxicity (ADCC) without expanding immunosuppressive regulatory CD4+ T cells (Treg). IL-15 agonistic activity can occur via cis or trans presentation. IL-15 LiabilitiesThe high potency and resulting toxicity of IL-15, combined with its short half-life, has limited its potential as an immunotherapeutic agent.Synthorx THOR-900 CompoundsWe hypothesize that extension of the half-life of IL-15 could provide persistence of signaling for CD8+ Tmem expansion. Modulation of the interaction with specific receptor chains (IL-15R and/or IL-2/15R ) by pegylation may enable preferential stimulation of target cell subsets for enhanced pharmacodynamic responses.

INTRODUCTIONSite-Specific Pegylation Allows Fine-tuning of IL-15R and Engagement. Three Differential IL-15 Synthorin Profiles were Sought, to Investigate their Potential for Improved Pharmacodynamics and SafetyHalf-Life (THOR Extension -924) Only Reduced (THOR ,- 908) Normal Reduced (THOR- 918) & • Intact IL-15 pharmacology • Reduced engagement of • Reduced engagement of both IL-15R and with extended half-life IL-15R , normal at IL-2R • 10-30-fold decrease in binding to IL-2R , • Extended half-life potential for decreased receptor internalization• Extended half-lifeRESULTSIL-15 Synthorins Show Differential Engagement of the IL-15R and IL-15R on Surface IL-2R on Surface200 K =0.21 nM 100 K =76.7 nM150 D 80 DNative IL-15 100 60Response Response 4050 200 00 200 400 600 800 1000 1200 1400 0 100 200 300 400 500 600Time Time200 K =1.56 nM 100 K =201 nMD 80 D150THOR-924 100 60Response Response 4050 200 00 200 400 600 800 1000 1200 1400 0 100 200 300 400 500 600Time Time200 K =178 nM 100 K =56.6 nM150 D 80 D 100 60THOR-908 Response Response 4050 20 0 00 200 400 600 800 1000 1200 1400 0 100 200 300 400 500 600Time Time200 K =248 nM 100 K =2,160 nMD 80 D150100 60THOR-918 Response Response 4050 200 00 200 400 600 800 1000 1200 1400 0 100 200 300 400 500 600Time Time• The half-life extended lead candidate THOR-924 shows binding kinetics and potency to native IL-15 for engagement of IL-2/15R , with only a 7-fold decrease in binding to IL-15R mainly stemming from a decrease in the on-rate of receptor engagement• Reduced hits THOR-908 and THOR-918 display >500-fold decrease in binding to IL-15R and differential IL-15R and engagement:– THOR-908 displays fast on- and off rates at IL15R ; THOR-918 shows slow on and off-rates

RESULTSIL-15 Synthorins Exhibit Differential Receptor Activation of Primary Immune Cells pSTAT5 Profiling of Human LRS, NHP and Mouse Whole Blood Upon Stimulation With Native or Pegylated IL-15Native IL-15 THOR-924 THOR-918 THOR-908Human: CD8+ T Cells Human: NK Cells2000015000 pSTAT5 10000 of MFI 5000 010-1 100 101 102 103 104 105 106 107 108 pg/mL1500pSTAT5 1000 of MFI 500 010-1 100 101 102 103 104 105 106 107 108 pg/mLNHP: CD8+ T Cells50004000MFI 3000 pSTAT5 2000 10000101 102 103 104 105 106 107 108 pg/mLNHP: NK Cells50004000MFI 3000 pSTAT5 2000 10000101 102 103 104 105 106 107 108 pg/mLMouse: CD8+ T Cells2000015000 pSTAT5 10000 of MFI 5000 0100 101 102 103 104 105 106 107 108 pg/mLMouse: NK Cells15000pSTAT5 10000of MFI 50000100 101 102 103 104 105 106 107 108pg/mLEx-vivo Multi-species pSTAT5 Profiling Confirms Differential Engagement of IL-15R and THOR-924:• Induces STAT5 phosphorylation in CD8+ T and NK cells with <3-fold difference in potency relative to native IL-15 across species• Bimodal curve for mouse CD8+ T cells (splenocytes) suggests native engagement of IL-15R THOR-908:• Shows normal potency in human LRS and NHP whole blood assays monitoring pSTAT5 induction, suggesting engagement of IL-2R similar to unmodified IL-15• Dose-response in mouse splenocytes indicates a decrease in potency at IL-15R yet normal binding to IL-2R compared to native IL-15THOR-918:• 50 to >1,000-fold decrease in potency at CD8+ T and NK cells, depending on species: human > NHP > mouse NHP Whole Blood Human LRS Mouse SplenocytesEC50 CD8+ T NK(ng/mL) CD8+ T NK CD8+ T NK (bottom/top) (bottom/top)IL-15 6.3 2.0 56.6 69.9 0.2 509 0.2 30.1THOR-924 15.5 3.9 53.6 33.2 0.3 416 0.3 34.4THOR-908 9.2 1.8 97.9 37.6 3.6 1,161 39.6THOR-918 1,028 207 1,970 2,808 69.3 114,681

RESULTSTHOR-924 Shows Increased Plasma Exposure in Mice Compared to Native IL-15Mouse C57BL/6 IV Administration: THOR-924 Shows ~25-fold Longer Half-life for Compared to Native IL-15THOR-924, 1 mg/kg THOR-924, 0.1 mg/kg THOR-924, 0.3 mg/kg Native IL-15, 0.3 mg/kg*THOR-924, 0.3 mg/kg Native IL-15, 0.3 mg/kg* 100000(ng/mL) 10000 1000 (h) 15 IL- 100 t1/2 PEG-101 0 8 16 24 32 40 48 56 64 72 80 88 96 104112120Time (h)*Results for native IL-15 obtained from a different animal study20 15(h) 10 t1/2 5 0 1..5 00 0.1 mg/kg 0.3 mg/kg 1.0 mg/kg 0.3 mg/kg*THOR-924 Native IL-15 THOR-924 Induces STAT5 Phosphorylation and Ki67 Upregulation in Mice• A Upregulation single IV dose of Ki67 of THOR expression -924 in is C57BL/6 limited to mice CD8+ induces T and STAT5 NK cells phosphorylation (single IV dose in 0.1, NK, 0.3 CD8+ and and 1 mg/kg) Treg cells. THOR-924, 1 mg/kg THOR-924, 0.3 mg/kg THOR-924, 0.1 mg/kg Pre-dose Vehicle% pSTAT5 in NK Cells(%) 100 Cells 80 NK 60 in 40 pSTAT5 20 0 dose Pre- 0.13 0.25 0.5 1 243728 24 8 120 168 240 288Hours Post-doseKi67% in NK Cells(%) 100 Cells 80 60NK 40 in Ki67 20 0 dose Pre- 172 Days 3 Post-510 dose 12% pSTAT5 in CD8 T cells(%) 100 Cells 80 NK 60 in 40 pSTAT5 20 0 dose Pre- 0.13 0.25 0.5 1 24 372 8 24 8 120 168 240 288Hours Post-doseKi67% in CD8 T Cells(%) 100 Cells 80 60NK 40 in Ki67 20 0 dose Pre- 172 Days 3 Post-510 dose 12% pSTAT5 in Treg Cells(%) 100 Cells 80 NK 60 in 40 pSTAT5 20 0 dose Pre- 0.13 0.25 0.5 1 243728 24 8 120 168 240 288Hours Post-doseKi67% in Treg Cells(%) 100 Cells 80 60NK 40 in Ki67 20 0 dose Pre- 172 Days 3 Post-510 dose 12

RESULTSTHOR-924 Expands Peripheral NK and CD8+ Tmem Cells in Mice in a Dose-Dependent FashionA Single IV Dose of THOR-924 Induced the Expansion of Memory CD8+ T and NK Cells in Mouse Blood• Maximal expansion at 1 mg/kg THOR-924, 1 mg/kg THOR-924, 0.3 mg/kg THOR-924, 0.1 mg/kg VehicleNK Cell % in Peripheral80(%) 60 Cells 40 NK 200 dose Pre- 172 Days 3 Post-510 dose 12Vehicle 1 mg/kgNK: 3.55% NK: 59.38%1 . . 1 NK1 NK1T cell T cell CD3 CD3Flow plot showing NK cells (gated out of all peripheral cells) at 5 days post dosing, from C57BL6 mice treated with vehicle or 1 mg/kg THOR-924Memory CD8 T Cell % in Peripheral CD3+ T20(%) Cells 15 T CD8 10 5 Memory 0 dose Pre- 172 Days 3 Post-510 dose 12Vehicle 1 mg/kgCD44 CD44CD8 CD8Flow plot showing CD8+ T cells (gated out of all peripheral CD3+ T cells) at 5 days post dosing, from C57BL6 mice treated with vehicle or 1 mg/kg THOR-924THOR-924 Does Not Induce Gross Toxicities After Two 1 mg/kg IV Doses in Mice• Consistent eosinophils WBC or weight and lymphocyte loss expansion after the first and second dose of THOR-924 with no increase in PBS, 1st dose THOR-924, 1 mg/mL 1st dose PBS, 2nd dose THOR-924, 1 mg/mL 2nd dose/µL) 30 x 25 20(1000 15 10Counts 5 Cell 0.2 0White Blood Cells Lymphocytes EosinophilsMouse Body Weight vs Time Post-dosing37 40 PBS(g) 3431 THOR-924, 1 mg/kgWeight 25 28 22Body 16 19 10 130369 12 15Days After TreatmentsCONCLUSIONS• hits In vitro with and differentiated Ex vivo screening profiles of for site IL-- 15 specific, receptors singly pegylated and engagement IL-15 Synthorins yielded – SAR analysis identified IL-15 constructs with differential engagement of the IL-15R:• THOR-924: similar to unmodified IL-15• THOR-908: normal engagement of IL-15R , normal at IL-2R • THOR-918: normal engagement of both IL-15R and – IL by- 15 monitoring Synthorins pSTAT5 differentially induction modulated in mouse, of NHP IL-15 and receptors human Ex primary vivo, as immune determined cells • In mice, a single intravenous dose of THOR-924 induced:– Sustained with upregulation pSTAT5 of signaling Ki67 expression in CD8 T, limited NK and to CD8+ Treg cells, T and NK cells– Selective but not Tregs expansion of peripheral CD8 Tmem and NK cells, – Maximal expansion observed at 1 mg/kg• Repeat dose study in mice showed:– WBC and lymphocyte expansion after the first and second dose– No changes in body weight, and no eosinophilia• half We -conclude life extended that IL THOR -15 as -924 a potent shows inducer an appropriate of CD8+ profile T and for NK a cells without gross toxicity based on no eosinophilia or weight loss• THOR Future- 918 mouse cause PK/PD preferential studies will stimulation evaluate of whether target cell THOR subsets -908 and